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                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                                        17-Sep-01
Determined as of:                                                            11-Sep-01
For the Monthly Period Ending:                                               31-Aug-01
Days in Interest Period (30/360)                                                    30
Days in Interest Period (Actual/360)                                                33

                                                                         Beginning             Ending               Change
                                                                         ---------             ------               ------
Pool Balance (Principal)                                              3,438,298,940.30    3,389,077,521.45      (49,221,418.85)
Excess Funding Account                                                            0.00                0.00                0.00

Invested Amount                                                         500,000,000.00      500,000,000.00                0.00
Class A Invested Amount                                                 465,000,000.00      465,000,000.00                0.00
Class B Invested Amount                                                  35,000,000.00       35,000,000.00                0.00

Principal Funding Account                                                         0.00                0.00                0.00

Adjusted Invested Amount                                                500,000,000.00      500,000,000.00                0.00
Class A Adjusted Invested Amount                                        465,000,000.00      465,000,000.00                0.00
Class B Adjusted Invested Amount                                         35,000,000.00       35,000,000.00                0.00
Enhancement Invested Amount                                                       0.00                0.00                0.00

Reserve Account                                                                   0.00                0.00                0.00

Available Cash Collateral Amount                                         50,000,000.00       50,000,000.00                0.00
Available Shared Collateral Amount                                       50,000,000.00       50,000,000.00                0.00
Spread Account                                                            5,000,000.00        5,000,000.00                0.00

Servicing Base Amount                                                   500,000,000.00      500,000,000.00                0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                         14.54%
Principal Allocation Pct                                                        14.54%
Class A Floating Pct                                                            93.00%
Class B Floating Pct                                                             7.00%
Class A Principal Pct                                                           93.00%
Class B Principal Pct                                                            7.00%

                                                               Series
Allocations                            Trust                   1996-A                      Class A                       Class B
-----------                     --------------------------------------------------------------------------------------------------
Principal Collections             412,233,096.02          59,947,244.70                 55,750,937.58                 4,196,307.12

Finance Charge Collections         60,960,633.63            8,864,940.88                 8,244,395.03                   620,545.85
PFA Investment Proceeds                N/A                          0.00                         0.00                         0.00
Reserve Account Draw                   N/A                          0.00                         0.00                         0.00
 Less: Servicer Interchange                                   520,833.33                   484,375.00                    36,458.33
                                                              ----------                   ----------                    ---------
Available Funds                                             8,344,107.55                 7,760,020.03                   584,087.52

Monthly Investor Obligations
----------------------------
Monthly Interest                                            1,773,177.08                 1,645,325.00                   127,852.08
Monthly Servicing Fee                                         104,166.67                    96,875.00                     7,291.67
Defaulted Amounts                      19,725,049.53        2,868,431.44                 2,667,641.24                   200,790.20
                                                            ------------                 ------------                   ----------
Total Obligations                                           4,745,775.19                 4,409,841.24                   335,933.95

Excess Spread                                               3,799,122.56                 3,350,178.79                   448,943.77
Required Amount                                                     0.00                         0.00                         0.00

1 Mo. Libor Rate                       3.640000%
----------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                         28,645.83
Interest on CCA Draw                                                                             0.00
                                                                                                 ----
Monthly Cash Collateral Fee                                                                 28,645.83
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BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                 7.32%
Principal Payment Rate - 3 month average                          11.42%
Calculated Current Month's Spread Account Cap                      1.00%
Spread Account Cap Adjustment                                      0.00%
Applicable Spread Account Cap Percentage                           1.00%
Beginning Cash Collateral Amount                           50,000,000.00
Required Cash Collateral Amount                            50,000,000.00
Cash Collateral Account draw                                        0.00
Cash Collateral Account Surplus                                     0.00
Beginning Spread Account Balance                            5,000,000.00
Required Spread Account Amount                              5,000,000.00
Required Spread Account Draw                                        0.00
Required Spread Account Deposit                                     0.00
Spread Account Surplus                                              0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                  0
Controlled Accumulation Amount                             46,500,000.00
Required PFA Balance                                                0.00
Beginning PFA Balance                                               0.00
Controlled Deposit Amount                                           0.00
Available Investor Principal Collections                   62,815,676.14
Principal Shortfall                                                 0.00
Shared Principal to Other Series                           62,815,676.14
Shared Principal from Other Series                                  0.00
Class A Monthly Principal                                           0.00
Class B Monthly Principal                                           0.00
Monthly Principal                                                   0.00
PFA Deposit                                                         0.00
PFA Withdrawl                                                       0.00
Ending PFA Balance                                                  0.00
Principal to Investors                                              0.00
Ending Class A Invested Amount                            465,000,000.00
Ending Class B Invested Amount                             35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                              9.97%
Revolving Investor Interest                               500,000,000.00
Class A Invested Amount                                   465,000,000.00
Available Principal                                        49,833,386.79
Class A Accumulation Period Length                                    10

Reserve Account
---------------
Available Reserve Account Amount                                    0.00
Covered Amount                                                      0.00
Reserve Draw Amount                                                 0.00
Portfolio Yield                                                   14.47%
Reserve Account Factor                                            83.33%
Portfolio Adjusted Yield                                           7.43%
Reserve Account Funding Period Length                                  3
Reserve Account Funding Date                                   15-Mar-02
Weighted Average Coupon                                            4.26%
Required Reserve Account Amount                                     0.00
Reserve Account Surplus                                             0.00
Required Reserve Account Deposit                                    0.00
Portfolio Yield - 3 month average                                 13.75%
Base Rate - 3 month average                                        6.22%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                  7.53%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation
Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.